UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

EDISON INTERNATIONAL
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 976)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-2222
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2012, the Board of Directors of Edison International adopted a resolution to amend its Bylaws to clarify that only directors and officers of Edison International are entitled to mandatory indemnification by Edison International and that other persons who are serving as directors or officers of Edison International's subsidiaries at Edison International's request may be indemnified by Edison International, but it is not mandatory.

The foregoing description of the amendments to Edison International's Bylaws is qualified in its entirety by reference to the amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)
By:	/s/ Mark C. Clarke
Mark C. Clarke Vice President and Controller

Date: June 22, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Edison International, as amended June 21, 2012